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EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly Report of Simon Property Group, Inc. (the "Company"), on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen E. Sterrett, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations the Company.

/s/ Stephen E. Sterrett Stephen E. Sterrett Chief Financial Officer Simon Property Group, Inc. May 9, 2003

            A signed original of this written statement required by Section 906 has been provided to Simon Property Group, Inc. and will be retained by Simon Property Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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  EXHIBIT 99.2